SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K/A

                            CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            July 24, 2016
                           Date of Report
                  (Date of Earliest Event Reported)

                    DOERS EDUCATION ASEAN LIMITED
          (Exact Name of Registrant as Specified in its Charter)

               COLLINS  ISLAND ACQUISITION CORPORATION
           (Former Name of Registrant as Specified in its Charter)

Delaware                       000-55630                 81-2141471
(State or other        (Commission File Number)         (IRS Employer
jurisdiction                                         Identification No.)
of incorporation)
                   9454 Wilshire Boulevard, Suite 612
                    Beverly Hills, California 90212
           (Address of principal executive offices) (zip code)

                          +1 310 362 4898
          (Registrant's telephone number, including area code

                        215 Apolena Avenue
                  Newport Beach, California 92662
            (Former Address of Principal Executive Offices)

This report corrects the suite address of the Company and the name of the officer of the Company.


ITEM 3.02 Unregistered Sales of Equity Securities

     On July 25, 2016, Doers Education Asean Limited (formerly Collins Island Acquisition Corporation) (the "Registrant" or the "Company") issued 19,500,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 97.5% of the total outstanding 20,000,000 shares of common stock as follows:

               19,000,000 shares        Lin Wei-Hsien
                  500,000 shares        Daz Mc Securities

     With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On July 24, 2016, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1950.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on May 2, 2016 as amended and supplemented by the information contained in this report.

    The Registrant anticipates that it will be involved in the energy industry through acquisition of a private company or development of its business plan including construction and development of hydro electric and coal fired steam power plants in Indonesia.

ITEM 5.02     Departure of Directors or Principal Officers;
              Election of Directors

    On July 24, 2016 the following events occurred:

         James M. Cassidy resigned as the Registrant's president, secretary and director.

         James McKillop resigned as the Registrant's vice president and director.

         Lin Wei-Hsien was named the sole director of the Registrant.

         Lin Wei-Hsien was appointed President, Secretary and
         Treasurer of the Registrant.

    Lin Wei-Hsien serves as the sole officer and director of the Registrant. Mr. Lin serves as the executive chairman and CEO of Doers Education Group in Taiwan. Mr. Lin has a successful career in business training and publishing and speaking. He is the founder of the Chinese version of international courses including "BSE (The Accelerated Business School of Entrepreneurs", "Money and You" and "Winning for Life". He was honored with "Top 10 Chinese International Speaker Award" in 2016 by the International Professional Training Business Society, Asia's Top 10 Corporate Trainer in 2016 by HKXW Newspaper and "The Best Chinese Speaker of the Year" in 2007 by Learning Mode China Century Success Forum. Throughout his career, Mr. Lin has been very active in charitable activities. He was an originator of the successful
"30 Hour Famine" for World Vision in 1990 and "Reserve Purest Land" for
Tzu Chi Foundation from 1991 which he worked for King Car Education Foundation. He has worked extensively in disaster relief efforts and fundraising throughout China.

                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                             .
                             DOERS EDUCATION ASEAN LIMITED

Date: July 26, 2016          /s/  Lin Wei-Hsien
                                  President